SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 2011 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   Entry Into Material Definitive Agreement

On March 31, 2011, the Company entered into a new Credit Agreement (the “New Credit Agreement”) by and among the Company, the Lenders party thereto from time to time, Credit Suisse AG, as Administrative Agent, Credit Suisse Securities (USA), LLC and Deutsche Bank Securities, Inc., as Joint Lead Arrangers and Book Running Managers and Deutsche Bank Securities, Inc., as Syndication Agent.  The New Credit Agreement governs a senior secured credit facility comprised of a $25.0 million “super-priority” revolving credit facility and a $386.0 million term loan (the “New Senior Credit Facility”).  The revolving portion of the New Senior Credit Facility matures on March 31, 2015 and the term portion of the credit facility matures on March 31, 2016.

Applicable Interest Rates. At the Company’s option, loans may be maintained as (x) base rate loans, which shall bear interest at the base rate (or, in the case of term loans only, if greater at any time, the base rate floor plus the applicable margin (as defined below) or (y) LIBOR loans, which shall bear interest at LIBOR (or, in the case of term loans only, if greater at any time, the LIBOR Floor ), plus the applicable margin.  The “applicable margin” is a percentage per annum equal to (i) in the case of term loans (A) maintained as base rate loans, 5.00% and (B) maintained as LIBOR loans, 6.00%; (ii) in the case of revolving loans (A) maintained as base rate loans, 4.50%, and (B) maintained as LIBOR Loans, 5.50%.  The base rate is the highest of (x) the prime lending rate announced by the Administrative Agent  from time to time and (y) 1/2 of 1% in excess of the overnight federal funds rate and (z) LIBOR for an interest period of one month plus 1.00%.  The base rate floor and LIBOR floor are 2.50% and 1.50% per annum, respectively.

                Amortization. During the first 19 quarters, quarterly amortization of the term loans is required in an amount equal to 0.25% of the initial aggregate principal amount of term loans incurred on March 31, 2011.  The remaining aggregate principal amount of term loans is due and payable in full on March 31, 2016.

 Financial Covenants.  The New Credit Agreement provides for maintenance of certain financial covenants as summarized below:

(a)The New Credit Agreement provides for maintenance of the following minimum interest expense coverage ratio as of the last day of each fiscal quarter:

Fiscal Quarter Ending	Ratio
June 30, 2011	1.25:1.00
September 30, 2011	1.25:1.00
December 31, 2011	1.25:1.00
March 31, 2012	1.25:1.00
June 30, 2012	1.25:1.00
September 30, 2012	1.25:1.00
December 31, 2012	1.25:1.00
March 31, 2013	1.25:1.00
June 30, 2013	1.25:1.00
September 30, 2013	1.25:1.00
December 31, 2013	1.25:1.00
March 31, 2014	1.25:1.00
June 30, 2014	1.25:1.00
September 30, 2014	1.25:1.00
December 31, 2014	1.25:1.00
March 31, 2015	1.25:1.00
June 30, 2015	1.25:1.00
September 30, 2015	1.25:1.00
December 31, 2015 and the last day of each Fiscal Quarter of the Borrower thereafter	1.50:1.00

(b)The New Credit Agreement also provides for maintenance of the following maximum total senior secured leverage ratio as of the last day of each fiscal quarter:

Fiscal Quarter Ending	Ratio
June 30, 2011	5.25:1.00
September 30, 2011	5.00:1.00
December 31, 2011	5.00:1.00
March 31, 2012	4.75:1.00
June 30, 2012	4.50:1.00
September 30, 2012	4.50:1.00
December 31, 2012	4.50:1.00
March 31, 2013	4.00:1.00
June 30, 2013	4.00:1.00
September 30, 2013	4.00:1.00
December 31, 2013	3.75:1.00
March 31, 2014	3.75:1.00
June 30, 2014	3.75:1.00
September 30, 2014	3.75:1.00
December 31, 2014	3.25:1.00
March 31, 2015	3.25:1.00
June 30, 2015	3.25:1.00
September 30, 2015	3.25:1.00
December 31, 2015 and the last day of each Fiscal Quarter of the Borrower thereafter	2.75:1.00

(c) The New Credit Agreement also provides for maintenance of the following maximum total leverage ratio as of the last day of each fiscal quarter:

Fiscal Quarter Ending	Ratio
June 30, 2011	9.25:1.00
September 30, 2011	9.25:1.00
December 31, 2011	9.25:1.00
March 31, 2012	9.00:1.00
June 30, 2012	8.75:1.00
September 30, 2012	8.50:1.00
December 31, 2012	8.50:1.00
March 31, 2013	8.00:1.00
June 30, 2013	8.00:1.00
September 30, 2013	8.00:1.00
December 31, 2013	7.50:1.00
March 31, 2014	7.50:1.00
June 30, 2014	7.50:1.00
September 30, 2014	7.50:1.00
December 31, 2014	6.50:1.00
March 31, 2015	6.50:1.00
June 30, 2015	6.50:1.00
September 30, 2015	6.50:1.00
December 31, 2015 and the last day of each Fiscal Quarter of the Borrower thereafter	6.00:1.00

Each direct and indirect restricted subsidiary of the Company has provided an unconditional guaranty of all amounts owing under the New Senior Credit Facility.  Subject to certain exceptions, all amounts owing under the New Senior Credit Facility are secured by (x) a first priority perfected security interest in all stock, other equity interests and promissory notes owned by the Company and its subsidiaries and (y) a first priority perfected security interest in all other tangible and intangible assets owned by the Company and its subsidiaries.

This summary of the New Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

ITEM 1.02.   Termination of a Material Definitive Agreement

On March 31, 2011, the Amended and Restated Revolving Credit Agreement, dated as of November 24, 2010, by and among the Company, as Borrower, Wells Fargo Bank, N.A., as successor by merger to Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”), and the other lenders from time to time party thereto (the “Former Credit Agreement”), was terminated, and all outstanding borrowings under the Former Credit Agreement were repaid in full and cancelled.

The Former Credit Agreement was terminated in connection with, and simultaneously with, execution of the Credit Agreement.

A description of the material terms and conditions of the Former Credit Agreement is provided under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Liquidity and Capital Resources” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and is incorporated by reference herein.

ITEM 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

       The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1
Credit Agreement, dated as of March 31, 2011, by and among Radio One, Inc., the lenders party thereto from time to time, Credit Suisse AG, as Administrative Agent, Credit Suisse Securities (USA), LLC and Deutsche Bank Securities, Inc., as Joint Lead Arrangers and Book Running Managers and Deutsche Bank Securities, Inc., as Syndication Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
April 06, 2011	Peter D. Thompson
Executive Vice President and Chief Financial Officer